Supplement dated June 19, 2020
to the Prospectus, Summary Prospectus and Statement of Additional Information (the SAI), each as supplemented, if applicable, of the following Fund:
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Funds Series Trust I
Columbia Disciplined Small Core Fund	1/1/2020, 1/1/2020 and 5/1/2020, respectively
From the date of this supplement through to the closing of the merger of the Fund into Columbia Small Cap Value Fund I, which is scheduled to occur after the close of business on July 10, 2020, the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), is expected to sell a substantial portion of the Fund's portfolio and may hold a greater percentage of the Fund's portfolio in cash. Accordingly, the Fund may temporarily depart from its investment objective and strategies. In addition, the Fund (and shareholders indirectly) will bear increased transaction fees in connection with the repositioning of the portfolio. This may adversely affect the performance of the Fund.
Effective immediately, the information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2017
Jeremy Javidi, CFA	Senior Portfolio Manager	Co-Portfolio Manager	June 2020
The rest of the section remains the same.
Effective immediately, the information under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Peter Albanese	Senior Portfolio Manager	Co-Portfolio Manager	2017
Jeremy Javidi, CFA	Senior Portfolio Manager	Co-Portfolio Manager	June 2020
Mr. Albanese joined the Investment Manager in August 2014. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.
Mr. Javidi joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Javidi began his investment career in 2000 and earned a B.A. in quantitative economics and a B.S. in mechanical engineering from Tufts University.
The rest of the section remains the same.
SUP225_08_005_(06/20)

Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced Fund is hereby superseded and replaced with the following:

Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**	Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
For Funds with fiscal year ending August 31 – Information is as of August 31, 2019, unless otherwise noted
Disciplined Small Core Fund	Peter Albanese	16 RICs 2 PIVs 67 other accounts	$13.50 billion $108.93 million $7.40 billion	None	$10,001 – $50,000(b)	Columbia Management	Columbia Management
	Jeremy Javidi(n)	2 RICs 1 PIV 9 other accounts	$900.27 million $191.71 million $17.83 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(b) Notional investments through a deferred compensation account.
(n) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of April 30, 2020.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP225_08_005_(06/20)